EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of eLinear, Inc. (the "Company") on Form 10-KQSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevan Casey, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Kevan  Casey
--------------------------
Kevan  Casey,
Chief  Executive  Officer  and
Principal  Accounting  Officer
February  13,  2004

     A signed original of this written statement required by Section 906 has been provided to eLinear, Inc. and will be retained by eLinear, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.